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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



              Date of Report:  December 2, 1997
              (Date of earliest event reported)



                 COCA-COLA ENTERPRISES INC.
   (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)      (IRS Employer
incorporation)                                Identification No.)


      2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)



                       (770) 989-3000
    (Registrant's telephone number, including area code)















                                                    Page 1 of 13 Pages
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Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------
         (c)  Exhibits
              ---------

               1.01      Terms   Agreement   dated   as   of
                         December 2, 1997 relating  to  the
                         offer and sale of the 6.95% Debentures
                         Due 2026 (the "Debentures").

               4.01      Form of the Debentures.


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                         SIGNATURES


           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COCA-COLA ENTERPRISES INC.
                                      (Registrant)

                                    /S/ LOWRY F. KLINE
                              By:------------------------------
                              Name:   Lowry F. Kline
                              Title:  Executive Vice President
                                      and General Counsel

Date:  December 16, 1997
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                        EXHIBIT INDEX

Exhibit No.                                                     Page
-----------                                                     ----

               1.01      Terms Agreement dated as of             5
                         December 2, 1997 relating to the
                         offer and sale of the 6.95%
                         Debentures Due 2026 (the
                         "Debentures").

               4.01      Form of the Debentures.                 8
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